UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2006

CB RICHARD ELLIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Sepulveda Blvd., Suite 1050, El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 606-4700

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 7.01	Regulation FD Disclosure

Item 8.01	Other Events

The Company is hosting its Business Review Day conference for institutional investors in New York, New York on Wednesday, May 17, 2006 at 8:30 a.m. Eastern Time and will be discussing various aspects of its business. During the course of those discussions, certain limited financial information and other limited facts of its business will be presented to investors. These presentation materials are furnished as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5. 99.6, 99.7, 99.8, 99.9, 99.10, 99.11 and 99.12 to this report.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

The exhibits listed below are being furnished with this Form 8-K:

Exhibit Number	Description

99.1	CBRE Overview Presentation for Business Review Day

99.2	Economic Trends in Commercial Real Estate Presentation for Business Review Day

99.3	Global Investment Management Presentation for Business Review Day

99.4	Capital Markets Presentation for Business Review Day

99.5	Manhattan Market Outlook Presentation for Business Review Day

99.6	EMEA Presentation for Business Review Day

99.7	Asia Pacific Presentation for Business Review Day

99.8	Canada & Latin America Presentation for Business Review Day

99.9	Global Corporate Services Presentation for Business Review Day

99.10	Asset Services Presentation for Business Review Day

99.11	U.S. Brokerage Presentation for Business Review Day

99.12	Case Study – CIT Group Presentation for Business Review Day

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 17, 2006	CB RICHARD ELLIS GROUP, INC.

	By:	/s/ KENNETH J. KAY
Kenneth J. Kay Chief Financial Officer

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